BROADRIDGE FINANCIAL SOLUTIONS **EXHIBIT 99.3**

SUPPLEMENTAL REPORTING DETAIL

THIRD QUARTER AND NINE MONTHS FISCAL YEAR 2018

ADDITIONAL PRODUCT LINE REPORTING

$ in millions	Quarter Ended March 31, 2018	Quarter Ended March 31, 2017	$ Change	% Change	Nine Months Ended March 31, 2018	Nine Months Ended March 31, 2017	$ Change	% Change
Investor Communication Solutions ("ICS")								
Equity proxy	$ 45.1	$ 44.2	$ 0.9	2 %	$ 108.7	$ 106.6	$ 2.1	2 %
Mutual fund & ETF interims	67.0	59.9	7.0	12 %	163.1	148.3	14.8	10 %
Customer communications & fulfillment	210.7	203.8	6.9	3 %	579.6	576.3	3.2	1 %
Other ICS	80.7	75.6	5.1	7 %	219.4	205.1	14.3	7 %
Total ICS recurring fee revenues	**$ 403.5**	**$ 383.5**	**$ 20.0**	**5 %**	**$ 1,070.8**	**$ 1,036.3**	**$ 34.5**	**3 %**
Equity & other	39.9	18.0	22.0	122 %	99.5	50.0	49.5	99 %
Mutual funds	26.6	43.0	(16.4)	(38)%	123.6	78.2	45.4	58 %
Total event driven revenues	**$ 66.5**	**$ 60.9**	**$ 5.6**	**9 %**	**$ 223.1**	**$ 128.2**	**$ 94.9**	**74 %**
Distribution	385.4	376.0	9.3	2 %	1,090.0	1,078.3	11.7	1 %
Total ICS revenues	**$ 855.3**	**$ 820.5**	**$ 34.9**	**4 %**	**$ 2,384.0**	**$ 2,242.9**	**$ 141.1**	**6 %**
Global Technology & Operations ("GTO")								
Equities & other	195.9	173.4	22.5	13 %	564.3	505.3	58.9	12 %
Fixed income	39.3	35.2	4.2	12 %	113.8	103.4	10.4	10 %
Total GTO recurring fee revenues	**$ 235.2**	**$ 208.6**	**$ 26.6**	**13 %**	**$ 678.1**	**$ 608.8**	**$ 69.3**	**11 %**
Foreign currency exchange	(18.6)	(20.1)	1.5	(7)%	(52.5)	(54.8)	2.2	(4)%
Total revenues	**$ 1,071.9**	**$ 1,008.9**	**$ 63.0**	**6 %**	**$ 3,009.5**	**$ 2,796.8**	**$ 212.6**	**8 %**
Revenues by Type								
Recurring fee revenues	$ 638.6	$ 592.0	46.6	8 %	$ 1,748.9	$ 1,645.1	103.8	6 %
Event driven revenues	66.5	60.9	5.6	9 %	223.1	128.2	94.9	74 %
Distribution revenues	385.4	376.0	9.3	2 %	1,090.0	1,078.3	11.7	1 %
Foreign currency exchange	(18.6)	(20.1)	1.5	(7)%	(52.5)	(54.8)	2.2	(4)%
Total revenues	**$ 1,071.9**	**$ 1,008.9**	**$ 63.0**	**6 %**	**$ 3,009.5**	**$ 2,796.8**	**$ 212.6**	**8 %**

Amounts may not sum due to rounding

BROADRIDGE FINANCIAL SOLUTIONS SUPPLEMENTAL REPORTING DETAIL THIRD QUARTER AND NINE MONTHS FISCAL YEAR 2018 RECURRING FEE REVENUE GROWTH DRIVERS Quarter Ended March 31, Nine Months Ended March 31, ICS GTO Broadridge ICS GTO Broadridge Internal growth 2% 7% 4% 1% 4% 2% Net new business 2% 4% 3% 2% 5% 3% Organic recurring fee revenue growth 4% 12% 7% 3% 9% 5% Acquisitions 1% 1% 1% 1% 2% 1% Total recurring fee revenue growth 5% 13% 8% 3% 11% 6% Amounts may not sum due to rounding

BROADRIDGE FINANCIAL SOLUTIONS SUPPLEMENTAL REPORTING DETAIL THIRD QUARTER AND NINE MONTHS FISCAL YEAR 2018 SELECT OPERATING STATISTICS Quarter Ended March 31, $ % Nine Months Ended March 31, $ % $ in millions 2018 2017 Change Change 2018 2017 Change Change Closed Sales $38.2 $47.6 $(9.4) (20)% $99.8 $125.0 $(25.2) (20)% Record Growth 1 Equities proxy 11% 6% 10% 3% Mutual fund interims 8% 5% 10% 3% 32,378% Internal Trade Growth 2 Equity 28% 3% 15% 4% Fixed income (9)% 1% 1% —% Amounts may not sum due to rounding 1 Stock record growth and interim record growth measure the annual change in total positions for equity proxies and mutual fund & ETF interims, respectively, for equities and mutual funds’ position data reported to Broadridge in both the current and prior year periods. 2 Internal trade growth represents the growth in trade volumes for clients whose contracts are linked to trade volumes and who were on Broadridge's trading platforms in both the current and prior year period

BROADRIDGE FINANCIAL SOLUTIONS
SUPPLEMENTAL REPORTING DETAIL
THIRD QUARTER AND NINE MONTHS FISCAL YEAR 2018

ADDITIONAL PRODUCT LINE REPORTING

$ in millions	Q1FY17	Q2FY17	Q3FY17	Q4FY17	Q1FY18	Q2FY18	Q3FY18
Investor Communication Solutions ("ICS")							
Equity proxy	$ 30.8	$ 31.6	$ 44.2	$ 275.4	$ 30.0	$ 33.6	$ 45.1
Mutual fund & ETF interims	$ 44.2	$ 44.2	59.9	49.9	$ 49.2	$ 46.9	$ 67.0
Customer communications & fulfillment	$ 183.7	$ 188.9	203.8	187.2	$ 181.5	$ 187.3	$ 210.7
Other ICS	65.0	64.4	75.6	77.0	72.2	66.5	80.7
Total ICS recurring fee revenues	**$ 323.8**	**$ 329.1**	**$ 383.5**	**$ 589.4**	**$ 332.9**	**$ 334.4**	**$ 403.5**
Equity & other	$ 17.7	$ 14.4	18.0	36.4	$ 30.8	$ 28.8	$ 39.9
Mutual funds	19.8	15.4	43.0	54.3	28.5	68.6	26.6
Total event driven revenues	**$ 37.5**	**$ 29.8**	**$ 60.9**	**$ 90.7**	**$ 59.3**	**$ 97.3**	**$ 66.5**
Distribution	356.7	345.6	376.0	475.6	334.2	370.4	385.4
Total ICS revenues	**$ 718.0**	**$ 704.4**	**$ 820.5**	**$ 1,155.7**	**$ 726.4**	**$ 802.2**	**$ 855.3**
Global Technology & Operations ("GTO")							
Equities & other	160.2	171.8	173.4	180.9	179.0	189.4	195.9
Fixed income	33.0	35.3	35.2	35.8	35.9	38.5	39.3
Total GTO recurring fee revenues	**$ 193.2**	**$ 207.0**	**$ 208.6**	**$ 216.7**	**$ 214.9**	**$ 228.0**	**$ 235.2**
Foreign currency exchange	(15.9)	(18.8)	(20.1)	(26.7)	(16.5)	(17.4)	(18.6)
Total revenues	**$ 895.3**	**$ 892.6**	**$ 1,008.9**	**$ 1,345.7**	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**
Revenues by Type							
Recurring fee revenues	$ 516.9	$ 536.1	$ 592.0	$ 806.1	$ 547.8	$ 562.4	$ 638.6
Event driven revenues	37.5	29.8	60.9	90.7	59.3	97.3	66.5
Distribution revenues	356.7	345.6	376.0	475.6	334.2	370.4	385.4
Foreign currency exchange	(15.9)	(18.8)	(20.1)	(26.7)	(16.5)	(17.4)	(18.6)
Total revenues	**$ 895.3**	**$ 892.6**	**$ 1,008.9**	**$ 1,345.7**	**$ 924.8**	**$ 1,012.8**	**$ 1,071.9**

Amounts may not sum due to rounding